NATURE OF OPERATIONS	6 Months Ended
Oct. 31, 2023
Disclosure Of Nature Of Operations [Abstract]
NATURE OF OPERATIONS [Text Block]

1. NATURE OF OPERATIONS

ImmunoPrecise Antibodies Ltd. (the "Company" or "IPA") was incorporated under the laws of Alberta on November 22, 1983. The Company is listed on the NASDAQ Global Market under the trading ticker symbol "IPA". The Company is a supplier of custom antibody discovery services. The address of the Company's corporate office is 3304-4464 Markham Street, Victoria, BC, Canada V8Z 7X8.

Going concern basis

The condensed interim consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern. The Company has incurred operating losses since its inception, including $2.6 million for the six months ended October 31, 2023, and has accumulated a deficit of  $79.3 million as of October 31, 2023. The Company had $6.1 million cash on hand as of October 31, 2023. The Company expects its cash on hand as of October 31, 2023 will be insufficient to fund the Company's operations for at least one year from the date these financial statements are available to be issued. These conditions raise material uncertainties which cast significant doubt as to whether the Company will be able to continue as a going concern should it not be able to obtain financing necessary to fund its planned revenue growth and working capital requirements.

The Company will need to raise additional funds to finance its operations and strategic goals and there can be no assurances that sufficient funding, including adequate financing, will be available. The ability of the Company to arrange additional financing in the future depends in part on the prevailing capital market conditions and profitability of its operations. If the Company is unable to raise sufficient funds, reductions in expenditures will be required, and this may impact the future growth plans of the Company.